Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Mechanics Bank 1111 Civic Drive, Suite 290 Walnut Creek, California 94596

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Mechanics Bank (the “Company”) and Credit Suisse Securities (USA) LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of California Republic Auto Receivables Trust 2018-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 10, 2018, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of the close of business April 30, 2018, with respect to 16,616 automobile receivables (the “Initial Statistical Loan File”). At the Company’s instruction, we randomly selected 200 automobile receivables (the “Sample Receivables”) from the Initial Statistical Loan File.

Further, on May 22, 2018, representatives of the Company provided us with a supplemental data file containing supplemental information for each of the 16,616 automobile receivables included in the Initial Statistical Loan File (the “Supplemental Loan File”). We were instructed, by representatives of the Company, to append the Initial Statistical Loan File with the original interest rate type, interest calculation type, original interest-only term, payment type, vehicle type, co-obligor indicator and origination (funding date) – Schedule AL information set forth on the Supplemental Loan File. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of

Deloitte Touche Tohmatsu Limited

Characteristics

1.  Vehicle identification number (“VIN”)

2.  Origination date

3.  State (dealer)

4.  Original principal balance

5.  Contract rate

6.  Original interest rate type

7.  Interest calculation type

8.  First payment date (month and year)

9.  Loan maturity date (month and year)

10.  Original term

11.  Original interest-only term (if applicable)

12.  Payment type

13.  Current monthly P&I payment

14.  Vehicle make

15.  Model type (new/used)

16.  Vehicle model

17.  Model year

18.  Vehicle type

19.  Co-obligor indicator (yes/no)

20.  FICO score

21.  Origination (funding) date – Schedule AL (month and year)

22.  Remaining term to maturity

23.  Outstanding principal balance

We compared Characteristics 1. through 19. to the corresponding information set forth on or derived from the Retail Installment Sales Contract (the “Contract”) or “Cure Letter” (if applicable).

We compared Characteristic 20. to the corresponding information set forth on the “Credit Report.”

We compared Characteristics 21. through 23. to the corresponding information set forth on or derived from screen shots from the Company’s loan servicer system (the “Servicer System Screen Shots”).

Further, we compared Characteristic 1. to the corresponding information set forth on the Title Certificate, Application for Title, Guarantee of Title, Lien and Title Information or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 9., for the Sample Receivable indicated on Appendix A, we observed a difference with respect to the loan maturity date set forth on the Statistical Loan File when compared to the loan maturity date set forth on the Contract. For this Sample Receivable, we were instructed to perform an additional procedure and compare the loan maturity date set forth on the Statistical Loan File to the loan maturity date set forth on the Servicer System Screen Shots;

•	with respect to Characteristic 15., a model type of “used”, as indicated on the Statistical Loan File, and “demo”, as indicated on the Contract, are deemed to be “in agreement;” and

•	with respect to Characteristic 16., a vehicle model of “DENALI V8”, as indicated on the Statistical Loan File, and “YUKON XL”, as indicated on the Contract, are deemed to be “in agreement.” Further, for the Sample Receivable indicated on Appendix B, we observed a difference with respect to the vehicle model set forth on the Statistical Loan File when compared to the vehicle model set forth on the Contract. For this Sample Receivable, we were instructed to perform an additional procedure and compare the vehicle model set forth on the Statistical Loan File to the corresponding information set forth on the Title Certificate.

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company (or an originating affiliate) is annotated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	a Truth-in-Lending Disclosure Statement; and

•	an Agreement to Provide Insurance.

2

The automobile receivable documents described above, including any information obtained from the Company’s loan servicer system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix C. Supplemental information is contained on Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

3

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 5, 2018

4

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 5, 2018.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 9. for the following Sample Receivable:

Sample Receivable
4398681

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 5, 2018.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 16. for the following Sample Receivable:

Sample Receivable
4387767

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 5, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in vehicle type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 5, 2018.

Supplemental Information Related to the Finding Set Forth on Appendix C

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on or derived from the Statistical Loan File	Characteristic set forth on or derived from the Contract
1	4456356	Vehicle type	Undefined	Truck

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.